Exhibit 10.15

REVOLVING LINE OF CREDIT PROMISSORY NOTE

Nashville, Tennessee	$6,200,000.00
_________, 2019

FOR VALUE RECEIVED, BETTER CHOICE COMPANY INC., a Delaware corporation (“Borrower”), promises and agrees to pay to the order of FRANKLIN SYNERGY BANK, a Tennessee banking corporation, its successors, assigns or any subsequent holder of this Promissory Note (“Lender”) at its offices in Nashville, Tennessee, or at such other place as may be designated in writing by Lender, in lawful money of the United States of America in immediately available funds, the principal sum of SIX MILLION TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($6,200,000.00), or so much thereof as may be advanced from time to time, together with interest thereon and other amounts due as provided below. This Note shall mature on the earlier of (a) ___________, 2020, or (b) the date on which the principal amount of this Note has been declared or automatically has become due and payable (whether by acceleration or otherwise) (the “Maturity Date”).

Advances hereunder shall be governed by that certain Loan Agreement of even date herewith between Borrower and Lender (as it may be modified, amended or restated from time to time, the “Loan Agreement”). Any term not otherwise defined in this Note shall have the same meaning as in the Loan Agreement. Reference is made to the Loan Agreement, which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions.

As long as no Event of Default (as defined below) (or any event that would constitute an Event of Default upon the giving of notice or passage of time or both) has occurred, Borrower may borrow, repay, reborrow and repay hereunder until the Maturity Date; provided, however, that at no time shall the principal amount outstanding hereunder exceed the lesser of (a) the face amount of this Note, or (b) the amount of deposits in the Money Market Account. If such excess occurs, Borrower shall immediately pay to Lender all principal outstanding hereunder in excess of the face amount of this Note, plus all interest and other charges accrued on such excess.

All advances hereunder shall bear interest from the date of such advance until such amount is due and payable (whether on any payment date, at maturity, by acceleration, or otherwise), at the “Effective Rate”, which is defined as a fixed rate of interest equal to three and seventy one‑hundredths percent (3.70%)per annum. Interest for each year shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

Notwithstanding the foregoing, Lender may adjust the Effective Rate from time to time in the event that the interest payable on the Money Market Account increases so that the Effective Rate shall at all times be one hundred eighty-five (185) basis points higher than the rate payable one the Money Market Account funds.

This Note shall be repaid as follows:

(a)          commencing on the 5th day of June, 2019, and on the 5th day of each consecutive month thereafter through and including __________, 2020, the Borrower shall pay to Lender an amount equal to all then accrued interest; and (b) on the Maturity Date, this Note shall mature and Borrower shall pay to Lender a balloon payment in an amount equal to all outstanding principal plus all then accrued interest plus all other amounts due hereunder.

This Note may be permanently prepaid at any time in whole or in part without penalty or premium in accordance with, and subject to any limitations on prepayments set forth in, the Loan Agreement.

Upon the occurrence of an Event of Default under, and as defined in, the Loan Agreement, then, at the option of Lender, the entire indebtedness hereby evidenced shall become due, payable and collectible then or thereafter, without notice, as Lender may elect regardless of the date of maturity.

Borrower shall pay a late charge equal to five percent (5%) of any payments of principal and/or interest that are paid more than ten (10) days after the due date thereof, to cover the extra expenses involved in handling delinquent payments (the “Late Charge”); provided that in no event shall the Late Charge result in the payment of interest in excess of the maximum rate or interest permitted by applicable law.

Subject to any applicable notice and cure periods, following the occurrence of any Event of Default, principal and unpaid interest shall bear interest (both before and after judgment) until paid at a rate of interest equal to the Default Rate (as defined in the Loan Agreement) (“Default Interest”).

All amounts received for payment under this Note shall at the option of Lender be applied first to any unpaid expenses due Lender under this Note or under any other Loan Document, then to the unpaid Late Charge, then to the unpaid Default Interest, then to all other accrued but unpaid interest due under this Note and finally to the reduction of outstanding principal due under this Note.

Time is of the essence of this Note. This Note is a secured promissory note.

Lender may waive any Event of Default before or after the same has been declared and restore this Note to full force and effect without impairing any rights hereunder, such right of waiver being a continuing one, but one waiver shall not imply any additional or subsequent waiver.

Lender and Borrower intend to conform strictly to applicable usury laws as presently in effect. Accordingly, Borrower and Lender agree that, notwithstanding anything to the contrary herein or in any agreement executed in connection with or as security for this Note, the sum of all consideration that constitutes interest under applicable law which is contracted for, charged, or received hereunder shall under no circumstance, including without limitation any circumstance in which the Note has been accelerated or prepaid, exceed the maximum lawful rate of interest permitted by applicable law. Any excess interest shall be credited on this Note or, if this Note shall have been paid in full, refunded to Borrower, by the holder hereof.

Borrower and any and all accommodation parties, endorsers, guarantors, general partners and other parties liable on this Note (collectively, the “Obligors”), jointly and severally waive presentment for payment, protest, notice of protest, notice of nonpayment of this Note, demand and all legal diligence in enforcing collection, and any discharge or defenses based on suretyship or impairment of collateral; and hereby expressly consent to (a) any and all delays, extensions, renewals or other modifications of this Note or any waivers of any term hereof, (b) any release or discharge by Lender of any of the Obligors, (c) any release, substitution or exchange of any security for the payment hereof, (d) any failure to act on the part of Lender, and (e) any indulgence shown by Lender from time to time (without notice or further assent from any of the Obligors) and hereby agree that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any of the Obligors.

This Note has been executed and delivered in, and shall be governed by and construed according to the laws of the State of Tennessee (without regard to its conflict of law principles) except to the extent preempted by applicable laws of the United States of America. If any provision of this Note should for any reason be invalid or unenforceable, the remaining provisions hereof shall remain in full force and effect.

This Note may not be changed, extended or terminated except in writing signed by Borrower and Lender. No waiver of any term or provision hereof shall be valid unless in writing signed by Lender.

Borrower shall pay, on demand, all costs and expenses (including court costs, attorneys’ fees and expenses) incurred by Lender in attempting to enforce or collect this Note, protect or enforce its rights under this Note or the Loan Agreement or protect or collect on any collateral or security for the payment of this Note.

BORROWER AND LENDER (BY ITS ACCEPTANCE OF THIS NOTE) HEREBY KNOWINGLY, WILLINGLY AND IRREVOCABLY WAIVES ITS AND THEIR RIGHTS TO DEMAND A JURY TRIAL IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS SECTION MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE APPEARS ON FOLLOWING PAGE]

Executed the date first written above.

BORROWER:

BETTER CHOICE COMPANY INC., a Delaware corporation

By:

Print Name:

Title: